SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                         March 16, 2006 (March 15, 2006)
          ------------------------------------------------------------
                Date of Report (Date of earliest event reported)


                        Hayes Lemmerz International, Inc.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Delaware                      000-50303             32-0072578
--------------------------------- ------------------------   ------------------
 (State or other jurisdiction of  (Commission File Number)   (I.R.S. Employer
 incorporation or organization)                              Identification No.)

                           HLI Operating Company, Inc.
                           ---------------------------
             (Exact name of registrant as specified in its charter)


            Delaware                      333-107539            30-0167742
--------------------------------- ------------------------- ------------------
 (State or other jurisdiction of  (Commission File Number)   (I.R.S. Employer
 incorporation or organization)                             Identification No.)



               15300 Centennial Drive, Northville, Michigan 48168
               --------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (734) 737-5000
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  Other Events.

On March 15 2006, Hayes Lemmerz International, Inc. (the "Company") announced that it will host a telephone conference call to discuss the Company's fiscal year 2005 year-end financial results on Tuesday, April 11, 2006, at 10:00 a.m.
(ET).

The call-in numbers for the conference call are as follows:

(888) 295-5935 from the United States and Canada
(706) 643-7483 from outside the United States

Callers should ask to be connected to Hayes Lemmerz earnings conference call, Conference ID#6701974.

The conference call will be accompanied by a slide presentation, which can be accessed that morning through the Company's web site, in the Investor Kit presentations section at http://www.hayes-lemmerz.com/investor_kit/html/presentations.html

A replay of the call will be available from 11:30 a.m. (ET), April 11, 2006 until 11:59 p.m. (ET), April 18, 2006, by calling (800) 642-1687 (within the United States and Canada) or (706) 645-9291 (for international calls). Callers should ask for Conference ID#6701974. An audio replay of the call is expected to be available on the Company's website beginning Thursday, April 13, 2006.

The Company will also have a call with the lenders under its Amended and Restated Credit Agreement on March 20, 2006 to discuss fiscal 2005 results and the outlook for fiscal 2006 and beyond.


ITEM 9.01.  Financial Statements and Exhibits.

(c)  Exhibits.

See Exhibit Index.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the co-registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      HAYES LEMMERZ INTERNATIONAL, INC.



                                      By: /s/  Patrick C. Cauley
                                          ------------------------------------
                                          Patrick C. Cauley
                                          Vice President, General Counsel and
                                               Secretary

Dated: March 16, 2006


Pursuant to the requirements of the Securities Exchange Act of 1934, the co-registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      HLI OPERATING COMPANY, INC.



                                      By:  /s/  Patrick C. Cauley
                                           ------------------------------------
                                           Patrick C. Cauley
                                           Vice President, General Counsel and
                                                Secretary

Dated: March 16, 2006

                                 EXHIBIT INDEX

Exhibit No.                Description
-----------                -----------

99.1                       Press release of the Company dated March 16, 2006.

                                                                 EXHIBIT 99.1
                                                                 ------------


Contact:
Marika Diamond
Hayes Lemmerz International, Inc.
(734) 737-5162

    Hayes Lemmerz Hosts Conference Call to Discuss Fiscal Year 2005 Earnings

Northville, MI -- March 15, 2006 -- Hayes Lemmerz International, Inc. (NASDAQ:
HAYZ) announced that it will host a telephone conference call to discuss the Company's fiscal year 2005 year-end financial results on Tuesday, April 11, 2006, at 10:00 a.m. (ET).

To participate by phone, please dial 10 minutes prior to the call:

(888) 295-5935 from the United States and Canada
(706) 643-7483 from outside the United States

Callers should ask to be connected to Hayes Lemmerz earnings conference call, Conference ID#6701974.

The conference call will be accompanied by a slide presentation, which can be accessed that morning through the Company's web site, in the Investor Kit presentations section at http://www.hayes-lemmerz.com/investor_kit/html/presentations.html

A replay of the call will be available from 11:30 a.m. (ET), April 11, 2006 until 11:59 p.m. (ET), April 18, 2006, by calling (800) 642-1687 (within the United States and Canada) or (706) 645-9291 (for international calls). Please refer to Conference ID#6701974.

An audio replay of the call is expected to be available on the Company's website beginning Thursday, April 13, 2006.

Hayes Lemmerz International, Inc. is a world leading global supplier of automotive and commercial highway wheels, brakes, powertrain, suspension, structural and other lightweight components. The Company has 35 facilities and approximately 10,000 employees worldwide.